NOTE:  Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

Exhibit 10.2

[Sigma-Aldrich Letterhead]

September  25, 2014

Sangamo BioSciences, Inc.

Point Richmond Tech Center

501 Canal Boulevard, Suite A100

Richmond, CA 94804

Re:	Consent to Sublicense

Dear Mr. Ichikawa:

Reference is made to the License Agreement dated July 10, 2007 between Sangamo BioSciences, Inc. (“Sangamo”) and Sigma-Aldrich Co. (“Sigma”) (as amended, the “Agreement”).   Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

Concurrent with the execution of this letter by the Parties, Sigma is entering into a Non-Exclusive License Agreement with [***] (“[***]”) (“[***] License Agreement”) in the form attached hereto as Exhibit A, that includes a non-exclusive sublicense of Sigma’s rights under the Agreement to certain of Sangamo’s intellectual property rights with respect to zinc finger proteins.

Sigma is seeking Sangamo’s consent and agreement to such sublicense.  Specifically, Sangamo agrees that:

(a) Sangamo hereby consents to the [***] License Agreements and confirms that the [***] License Agreement complies with the requirements of Section 2.2 of the Agreement (or to the extent the [***] License Agreement does not so comply, waives such requirement);

(b) [***] and its Affiliates and their sublicensees may grant further sublicenses under and pursuant to the terms of the [***] License Agreement without Sangamo’s prior written approval; and

(c) (i) in the event of termination of the licenses granted to Sigma in the Agreement during the term of the [***] License Agreement, (ii) where such termination does not result from any material breach by [***] or its Affiliates, sublicensees or further sublicensees (whether direct or indirect) of [***]’s obligations under the [***] License Agreement or of the obligations specified in Section 2.2 of the [***] License Agreement as required to be included in sublicenses, and (iii) [***] and its Affiliates are not in material breach of [***] obligations under the Sangamo-[***] Sublicense Agreement (as defined in the [***] License Agreement), then Sangamo will grant [***] a direct license effective as of the effective date of such termination of Sigma’s licenses as a substitute for [***]’s sublicenses to such licenses under the [***] License Agreement (which sublicenses are automatically terminated by the termination of the Agreement), and Sangamo and [***] will promptly enter into a written agreement documenting such direct license.  Such direct license shall be (i) of the same scope as the sublicense granted by Sigma to [***] under the [***] License Agreement and subject to the same reservation of rights as specified in the [***] License Agreement and (ii) subject to the same terms and conditions as the [***] License Agreement (including the payment obligations set forth in Article 3 of the [***] License Agreement), except that [***] shall owe all such obligations to Sangamo rather than Sigma, and Sangamo shall not have any obligations to [***] under such direct license other than with respect to confidentiality and the grant of such direct license.

Sigma agrees that it will be responsible to Sangamo for all sublicenses granted by [***] or its Affiliates or their sublicensees or further sublicensees (whether direct or indirect) as if such sublicenses were granted directly by Sigma.  Without limiting the foregoing, Sigma shall (1) ensure that each such sublicense complies with (x) the applicable terms and conditions of the Agreement as if the sublicensees of [***], its Affiliates and their sublicensees and further sublicensees (whether direct or indirect) were direct sublicensees of Sigma (including without limitation, the applicable terms of Section 2.2 (to the extent not expressly waived by Sangamo in this Consent)) as well as with (y) the first two sentences of Section 2.5 of the [***] License Agreement and Exhibit B of [***] License Agreement, in both cases as if the sublicensees of [***], its Affiliates and their sublicensees and further sublicensees (whether direct or indirect) were [***], (2) be responsible for its payment obligations under the Agreement (including without limitation, Section 7.10(b)) that result from the grant of any such sublicense and (3) indemnify the Sangamo Indemnitees in accordance with the Agreement as if the sublicensees of [***], its Affiliates and their sublicensees and further sublicensees (whether direct or indirect) were direct sublicensees of Sigma.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Sangamo and Sigma each agree that [***] and its Affiliates are designated third party beneficiaries of this consent and agree that as designated third party beneficiaries [***] and its Affiliates each have the right to take any actions and steps available to any of them as a third party beneficiary in law and/or in equity to enforce compliance by Sangamo and Sigma with the obligations set forth in this consent.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

If Sangamo is in agreement with the foregoing, please so indicate by signing below.

Sincerely,

SIGMA-ALDRICH CO.

By:	/Gilles Cottier/
Name:	Gilles Cottier
Title:	Executive Vice President

Agreed to and acknowledged by:

SANGAMO BIOSCIENCES, INC.

By:	/David Ichikawa/
Name:	David Ichikawa
Title:	SVP Business Development

Exhibit A

[***] License Agreement

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION